                                                                      Exhibit 99

    Lehman Brothers                              Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2002-H
$368,126,000 (approximate)

Classes 1-A-1, 1-A-2 and 2-A-1 (Offered Certificates)

Bank of America, N.A.
Seller and Servicer

Bank of America [LOGO]




July 15, 2002

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                                                           Mortgage Backed Securities
---------------------------------------------------------------------------------------------------------------------------
                                                     To Maturity
---------------------------------------------------------------------------------------------------------------------------
                                                             Est.     Est. Prin.     Expected          Expected
               Approx.                                       WAL       Window          Final            Ratings
   Class       Size/(1)/       Interest - Principal Type    (yrs)      (mos)         Maturity       (Moody's/Fitch)
Offered Certificates
--------------------
   1-A-1      $215,728,000     Variable - Pass-thru/(2)/     3.25      1 - 360       7/25/2032           Aaa/AAA
   1-A-1      $100,000,000     Variable - Pass-thru/(2)/     3.25      1 - 360       7/25/2032           Aaa/AAA
   2-A-1      $ 52,398,000     Variable - Pass-thru/(3)/     3.36      1 - 360       7/25/2032           Aaa/AAA
Not Offered Hereunder
---------------------
    B-1       $  4,358,000                                                                             Aa2/Not Rated
    B-2       $  3,031,000                                                                              A2/Not Rated
    B-3       $  1,516,000                                                                            Baa2/Not Rated
    B-4       $    569,000                                                                             Ba2/Not Rated
    B-5       $    379,000                                                                              B2/Not Rated
    B-6       $ 947,647.52                                                                       Not Rated/Not Rated
    A-PO          TBD               Principal Only/(4)/                                                      Aaa/AAA
---------------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) For each Distribution Date occurring in the month of and prior to February 2007, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of March 2007 and prior to July 2007, interest will accrue on the 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans minus [ ]% and for the 1-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after July 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(3) For each Distribution Date occurring in the month of and prior to January 2007, interest will accrue on the certificates at a rate equal to the fixed rate applicable to each such certificates. For each Distribution Date occurring in the month of February 2007 and prior to June 2007, interest will accrue on the 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after June 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) The Class A-PO Certificates are Principal Only Certificates and will be deemed for purposes of distributions of principal to consist of two Components. The Class 1-A-PO and Class 2-A-PO are Principal Only Components and will not be entitled to distributions in respect of interest except as provided below. The Components are not severable. For each Distribution Date occurring in the month of or after July 2007, interest will accrue on the Class 1-A-PO Component at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after June 2007, interest will accrue on the Class 2-A-PO Component at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                                                       Mortgage Backed Securities
---------------------------------------------------------------------------------------------------------------------------
                                                To The Rate Reset Date/(4)/
---------------------------------------------------------------------------------------------------------------------------
                                                             Est.     Est. Prin.     Expected          Expected
               Approx.                                       WAL       Window          Final            Ratings
   Class       Size/(1)/       Interest - Principal Type    (yrs)      (mos)         Maturity       (Moody's/Fitch)
Offered Certificates
--------------------
   1-A-1      $215,728,000     Variable - Pass-thru/(2)/     2.55      1 - 59        6/25/2007           Aaa/AAA
   1-A-1      $100,000,000     Variable - Pass-thru/(2)/     2.55      1 - 59        6/25/2007           Aaa/AAA
   2-A-1      $ 52,398,000     Variable - Pass-thru/(3)/     2.59      1 - 58        6/25/2007           Aaa/AAA
---------------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) For each Distribution Date occurring in the month of and prior to February 2007, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of March 2007 and prior to July 2007, interest will accrue on the 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans minus [ ]% and for the 1-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after July 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(3) For each Distribution Date occurring in the month of and prior to January 2007, interest will accrue on the certificates at a rate equal to the fixed rate applicable to each such certificates. For each Distribution Date occurring in the month of February 2007 and prior to June 2007, interest will accrue on the 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after June 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) Assumes any outstanding principal balance on the Class 1-A-1 and Class 1-A-2 Certificates will be paid in full on the Distribution Date occurring in the month of June 2007 and assumes any outstanding principal balance on the Class 2-A-1 Certificates will be paid in full on the Distribution Date occurring in the month of May 2007.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                 Mortgage Backed Securities


-------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Transaction:                     Bank of America Mortgage Securities, Inc.
                                 Mortgage Pass-Through Certificates, Series
                                 2002-H

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Lehman Brothers Inc. and Bear, Stearns & Co.
                                 Inc.

Seller and Servicer:             Bank of America, N.A.

Trustee:                         The Bank of New York

Transaction Size:                $378,957,696

Securities Offered:              $215,728,000 Class 1-A-1 Certificates
                                 $100,000,000 Class 1-A-2 Certificates
                                 $ 52,398,000 Class 2-A-1 Certificates

Group 1 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family,
                                 residential first lien mortgage loans. The
                                 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 one-to-four family, residential first lien mortgage loans. The Mortgage Loans are fixed rate, interest only for the first five years, followed by 25 years of fully, amortizing adjustable payments.

Rating Agencies:                 Moody's Investor Service, Inc. and Fitch
                                 Ratings (Senior Certificates) and Moody's
                                 Investor Service, Inc. (Subordinate
                                 Certificates except for the Class B-6
                                 Certificates)

Expected Pricing Date:           Week of July 15/th/, 2002

Expected Closing Date:           July 25, 2002

Collection Period:               The calendar month preceding the current
                                 Distribution Date

Distribution Date:               25/th/ of each month, or the next succeeding
                                 Business Date (First Payment Date: August 26,
                                 2002)

Cut-Off Date:                    July 1, 2002

Senior Certificates:             Class 1-A-1, 1-A-2, 2-A-1 and A-PO Component
                                 Certificates (the "Class A Certificates").

Subordinate Certificates:        Class  B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered
                                 hereunder.
-------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Group 1-A Certificates and 1-A-PO     Classes 1-A-1, 1-A-2 and Component: 1-A-PO
Component:

Group 2-A Certificates and Class      Class 2-A-1 and Component: 2-A-PO
2-A-PO Component:

Day Count:                            30/360

Group 1 and Group 2 Prepayment Speed: 25% CPR

Clearing:                             DTC, Clearstream and Euroclear

                                        Original Certificate          Minimum                Incremental
Certificates:                                 Form                 Denominations            Denominations
                                              ----                 -------------            -------------
      Class  1-A-1, 1-A-2 and               Book Entry                $ 1,000                     $1
             2-A-1
      Class A-PO and                        Book Entry                $25,000                     $1
      Class B Certificates

SMMEA Eligibility:                    The Class A Certificates and the Class
                                      B-1 Certificate are expected to constitute
                                      "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                    All of the Certificates, except the Class
                                      B-4, Class B-5 and Class B-6 Certificates, are expected to be ERISA eligible.

Tax Structure:                        REMIC

 Optional Clean-up Call:              Any Distribution Date on or after which
                                      the Aggregate Principal Balance of the
                                      Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal
                                      Balance")

Principal:                            Principal will be allocated to the
                                      certificates according to the Priority of
                                      Distributions: The Group 1 Senior
                                      Principal Distribution Amount will
                                      generally be allocated to the Group 1-A
                                      Certificates pro-rata until their class
                                      balances have been reduced to zero. The
                                      Group 1 Ratio Strip Principal Amount will generally be allocated to the Class 1-A-PO component. The Group 2 Senior Principal
                                      Distribution Amount will generally be
                                      allocated to the Group 2-A Certificates
                                      until their class balances have been
                                      reduced to zero. The Group 2 Ratio
                                      Stripped Principal Amount will generally be allocated to the Class 2-A-PO component. The Subordinate Principal
                                      Distribution Amount will generally be
                                      allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations.
                                      After the class balance of the Senior
                                      Certificates of a Group (other than the
                                      Class A-PO Component of such Group) has
                                      been reduced to zero, certain amounts
                                      otherwise payable to the Subordinate
                                      Certificates may be paid to the Senior
                                      Certificates of the other Group (other
                                      than the Class A-PO Component of such
                                      Group). (Please see the Priority of
                                      Distributions section.)

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Interest Accrual:             Interest will accrue on each class of Certificates
                              (other than the class A-PO certificates; interest will accrue on the Class 1-A-PO beginning in June
                              2007 and on the Class 2-A-PO beginning in May 2007 and thereafter) during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs
                              (each, an "Interest Accrual Period"). The initial
                              Interest Accrual Period will be deemed to have commenced on July 1, 2002. Interest which accrues on such class of Certificates during an Interest
                              Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution
                              Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.

Administrative Fee:           The Administrative Fees with respect to the Trust
                              are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                              Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The
                              Trustee Fee Rate will be 0.0040% per annum. In the month of and prior to the Distribution Date in June 2007, the Servicing Fee Rate for Group 1
                              Mortgage Loans will be the per annum rate equal to
                              (i) the related Mortgage Interest Rate on the Closing Date less (ii) the sum of [ %] and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.250% per annum with respect to any Mortgage Loan. In the month of and prior to the Distribution Date in May 2007, the Servicing Fee Rate for Group 2
                              Mortgage Loans will be the per annum rate equal to
                              (i) the related Mortgage Interest Rate on the Closing Date less (ii) the sum of [ %] and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.250% per annum with respect to any Mortgage Loan. In the month of and after the Distribution Date in July 2007 for the Group 1 Mortgage Loans and June
                              2007 with respect to the Group 2 Mortgage Loans, the Servicing Fee Rate will equal 0.250% per annum for each related Mortgage Loan.

Adjusted Net WAC:             The Adjusted Net WAC of the Mortgage Loans of each
                              Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan Group, of (i) the Net Mortgage Interest Rate for such Mortgage
                              Loan multiplied by (ii) the Stated Principal
                              Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution
                              Date divided by (B) the sum of the product of, for each Mortgage Loan of such Loan Group, of (i) the Non-Ratio Strip Percentage for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Group 1 Pool Distribution     The Group 1 Pool Distribution Amount with respect
Amount:                       to any Group 1 Mortgage Loans on any Distribution
                              Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                              Servicing Fee) and principal corresponding to the related Collection Period, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Group 1
                              Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Group 1 Mortgage Loans, by foreclosure or otherwise (collectively, "Group 1 Liquidation
                              Proceeds"), during the related Collection Period
                              (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any);
                              (iii) all partial or full prepayments
                              corresponding to the related Collection Period;
                              and (iv) any substitution adjustment payments in connection with any defective mortgage loan received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution
                              Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Group 1
                              Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Group 1 Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Group 2 Pool Distribution     The Group 2 Pool Distribution Amount with respect
Amount:                       to any Group 2 Mortgage Loans on any Distribution
                              Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                              Servicing Fee) and principal corresponding to the related Collection Period, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Group 2
                              Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Group 2 Mortgage Loans, by foreclosure or otherwise (collectively, "Group 2 Liquidation
                              Proceeds"), during the related Collection Period
                              (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any);
                              (iii) all partial or full prepayments
                              corresponding to the related Collection Period;
                              and (iv) any substitution adjustment payments in connection with any defective mortgage loan received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution
                              Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Group 2
                              Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Group 2 Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                   Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Group 1 Senior Percentage:             For any Distribution Date, immediately
                                       prior to such date, (i) the aggregate
                                       principal balance of the Group 1-A
                                       Certificates (other than the Class 1-A-PO
                                       Component) divided by (ii) the aggregate principal balance of the Non-Ratio Strip
                                       Percentage of the Group 1 Mortgage Loans.

Group 1 Subordinated Percentage:       For any Distribution Date the percentage
                                       equal to 100% minus the Group 1 Senior
                                       Percentage for such date.

Group 2 Senior Percentage:             For any Distribution Date, immediately
                                       prior to such date, (i) the aggregate
                                       principal balance of the Group 2-A
                                       Certificates (other than the Class 2-A-PO
                                       Component) divided by (ii) the aggregate principal balance of the Non-Ratio Strip
                                       Percentage of the Group 2 Mortgage Loans.

Group 2 Subordinated Percentage:       For any Distribution Date the percentage
                                       equal to 100% minus the Group 2 Senior
                                       Percentage for such date.

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Group 1 and Group 2 Senior            For the following Distribution Dates,
Prepayment Percentage:                will be as follows:

                                      Distribution Date                Senior Prepayment %
                                      -----------------                -------------------
                                      August 2002 through July 2009    100%;


                                      August 2009 through July 2010    the applicable  Senior Percentage plus,
                                                                       70% of the applicable Subordinate
                                                                       Percentage;

                                      August 2010 through July 2011    the applicable Senior Percentage plus,
                                                                       60% of the applicable Subordinate
                                                                       Percentage;

                                      August 2011 through July 2012    the applicable Senior Percentage plus,
                                                                       40% of the applicable Subordinate
                                                                       Percentage;

                                      August 2012 through July 2013    the applicable Senior Percentage plus,
                                                                       20% of the applicable Subordinate
                                                                       Percentage;

                                      August 2013 and thereafter       the applicable Senior Percentage;

                                        provided, however,

                                        provided, however, (i) if on any
                                        Distribution Date the percentage equal
                                        to (x) the sum of the class balances of
                                        the Senior Certificates of Group 1 and
                                        Group 2 divided by (y) the aggregate
                                        Pool Principal Balance (Non-Ratio Strip
                                        Portion) for both Loan Groups (such
                                        percentage, the "Total Senior
                                        Percentage") exceeds such percentage
                                        calculated as of the Closing Date, then
                                        the Senior Prepayment Percentage for
                                        Loan Group 1 and Loan Group 2 for such
                                        Distribution Date will equal 100%,

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

                                       (ii) if on any Distribution Date prior to the August 2005 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance ( Non-Ratio Strip Portion) for both Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal the Senior Percentage for Loan Group 1 plus 50% of the Subordinate Percentage for Loan Group 1 and the Senior Prepayment Percentage for Loan Group 2 for such Distribution Date will equal the Senior Percentage for Loan Group 2 plus 50% of the Subordinate Percentage for Loan Group 2, and (iii) if on or after the August 2005 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal the Senior Percentage for Loan Group 1 and the Senior Prepayment Percentage for Loan Group 2 for such Distribution Date will equal the Senior Percentage for Loan Group 2.

Net Mortgage Interest Rate:            As to any Mortgage Loan and Distribution
                                       Date, such Mortgage Loan's Mortgage
                                       Interest Rate thereon on the first day of the month proceeding the month of the related Distribution Date reduced by the Servicing Fee Rate applicable to each Mortgage Loan and the Trustee Fee Rate.

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Group 1 Discount Mortgage Loan:        Any Group 1 Mortgage Loan with a Net
                                       Mortgage Interest Rate on the closing
                                       date that is less than [%] per annum.

Group 1 Premium Mortgage Loan:         Any Group 1 Mortgage Loan with a Net
                                       Mortgage Interest Rate on the closing
                                       date that is equal to or greater than
                                       [%] per annum.

Group 2 Discount Mortgage Loan:        Any Group 2 Mortgage Loan with a Net
                                       Mortgage Interest Rate on the closing
                                       date that is less than [%] per annum.

Group 2 Premium Mortgage Loan:         Any Group 2 Mortgage Loan with a Net
                                       Mortgage Interest Rate on the closing
                                       date that is equal to or greater than
                                       [%] per annum.

Non-Ratio Strip Percentage:            As to any Group 1 Discount Mortgage Loan,
                                       a fraction (expressed as a percentage),
                                       the numerator of which is the Net
                                       Mortgage Interest Rate of such Group 1
                                       Discount Mortgage Loan on the closing
                                       date and the denominator of which is
                                       [%]. As to any Group 2 Discount Mortgage
                                       Loan, a fraction (expressed as a
                                       percentage), the numerator of which is
                                       the Net Mortgage Interest Rate of such
                                       Group 2 Discount Mortgage Loan on the
                                       closing date and the denominator of which is [%]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:                As to any Discount Mortgage Loan, 100%
                                       minus the Non-Ratio Strip Percentage for such Mortgage Loan. As to any Mortgage
                                       Loan that is not a Discount Mortgage
                                       Loan, 0%.

Group 1 Ratio Strip Principal Amount:  As to any Distribution Date, the sum of
                                       the applicable Ratio Strip Percentage of
                                       (a) the principal portion of each Group 1
                                       Monthly Payment (without giving effect to payments to certain reductions thereof due on each Group 1 Mortgage Loan on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Group 1 Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Group 1 Mortgage Loan received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of Group 1 Mortgage Loans that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Group 1 Mortgage Loan that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Group 1 Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Group 1 Mortgage Loan and (f) all Principal Prepayments on Group 1 Mortgage Loans received during the calendar month preceding the month of such Distribution.

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Group 2 Ratio Strip Principal Amount:  As to any Distribution Date, the sum of
                                       the applicable Ratio Strip Percentage of
                                       (a) the principal portion of each Group 2
                                       Monthly Payment (without giving effect to payments to certain reductions thereof due on each Group 2 Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Group 2 Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to the pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Group 2 Mortgage Loan received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of Group 2 Mortgage Loans that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Group 2 Mortgage Loan that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Group 2 Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Group 2 Mortgage Loan and (f) all Principal Prepayments on Group 2 Mortgage Loans received during the calendar month preceding the month of such Distribution

Group 1 Senior Principal               As to any Distribution Date, the sum of
Distribution Amount:                   (i) the Group 1 Senior Percentage of the
                                       applicable Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Group 1
                                       Ratio Strip Principal Amount" for such
                                       Distribution Date and (ii) the Group 1
                                       Senior Prepayment Percentage of the
                                       applicable Non-Ratio Strip Percentage of the amounts described in clauses (e) and
                                       (f) of the definition of "Group 1 Ratio
                                       Strip Principal Amount" for such
                                       Distribution Date subject to certain
                                       reductions due to losses.

Group 2 Senior Principal               As to any Distribution Date, the sum of
Distribution Amount:                   (i) the Group 2 Senior Percentage of the
                                       applicable Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Group 2
                                       Ratio Strip Principal Amount" for such
                                       Distribution Date and (ii) the Group 2
                                       Senior Prepayment Percentage of the
                                       applicable Non-Ratio Strip Percentage of the amounts described in clauses (e) and
                                       (f) of the definition of "Group 2 Ratio
                                       Strip Principal Amount" for such
                                       Distribution Date subject to certain
                                       reductions due to losses.

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                Mortgage Backed Securities

-----------------------------------------------------------------------------------------------------------------
                                          Preliminary Summary of Terms

Subordinate Principal Distribution      With respect to any Distribution Date, an amount equal to the sum of: (A)
Amount:                                 (i) the Group 1 Subordinate Percentage of the applicable Group 1 Non-Ratio
                                        Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Group 1 Ratio Strip Principal Amount" for such Distribution
                                        Date and (ii) the Group 1 Subordinate Prepayment Percentage of the
                                        applicable Group 1 Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Group 1 Ratio Strip Principal
                                        Amount" for such Distribution Date subject to certain reductions due to losses and (B) the Group 2 Subordinate Percentage of the applicable Group 2
                                        Non-Ratio Strip Percentage of all amounts described in clauses (a) through
                                        (d) of the definition of "Group 2 Ratio Strip Principal Amount" for such
                                        Distribution Date and (ii) the Group 2 Subordinate Prepayment Percentage of
                                        the applicable Group 2 Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Group 2 Ratio Strip Principal
                                        Amount" for such Distribution Date subject to certain reductions due to losses.

Class 1-A-PO Deferred Amount:           As to any Distribution Date prior to the Senior Credit Support Depletion
                                        Date, the aggregate of the applicable Ratio Strip Percentage of each
                                        Realized Loss to be allocated to the Class 1-A-PO Component on such
                                        Distribution Date or previously allocated to the Class 1-A-PO Component and not yet distributed to the Class 1-A-PO Component. Class 1-A-PO Deferred
                                        Amounts will be payable to the holders of the Class 1-A-PO Component from amounts otherwise distributable as principal to the Subordinated
                                        Certificates, in reverse order of priority beginning with the Class B-6
                                        Certificates.

Class 2-A-PO Deferred Amount:           As to any Distribution Date prior to the Senior Credit Support Depletion
                                        Date, the aggregate of the applicable Ratio Strip Percentage of each
                                        Realized Loss to be allocated to the Class 2-A-PO Component on such
                                        Distribution Date or previously allocated to the Class 2-A-PO Component and not yet distributed to the Class 2-A-PO Component. Class 2-A-PO Deferred
                                        Amounts will be payable to the holders of the Class 2-A-PO Component from amounts otherwise distributable as principal to the Subordinated
                                        Certificates, in reverse order of priority beginning with the Class B-6
                                        Certificates.
----------------------------------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                Mortgage Backed Securities


--------------------------------------------------------------------------------
                               Credit Support

Credit support for the Offered Certificates is provided by subordination and under certain circumstances, distributions that would otherwise be made on the Subordinate Certificates may be made on Senior Certificates other than the Class A-PO component of a group instead. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Senior Certificates (other than the Class A-PO Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Certificates (other than the Class A-PO Certificates) over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

--------------------------------------------------------------------------------

                   Subordination of Class B Certificates
                         -------------------------
                                  Class A
                           (Credit Support 2.85%)
                         -------------------------
                                 Class B-1
                           (Credit Support 1.70%)
                         -------------------------
                                 Class B-2
                           (Credit Support 0.90%)
           Priority of   -------------------------   Order of
             Payment             Class B-3             Loss
                           (Credit Support 0.50%)   Allocation
                         -------------------------
                                 Class B-4
                           (Credit Support 0.35%)
                         -------------------------
                                 Class B-5
                           (Credit Support 0.25%)
                         -------------------------
                                 Class B-6
                           (Credit Support 0.00%)
                         -------------------------

--------------------------------------------------------------------------------
                         Priority of Distributions

Distributions will be made on each Distribution Date from the each applicable Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

    Group 1 Pool Distribution Amount         Group 2 Pool Distribution Amount
 --------------------------------------   -------------------------------------
          First, to the Trustee                   First, to the Trustee
 --------------------------------------   -------------------------------------


 --------------------------------------   -------------------------------------
    Second, to Group 1-A Certificates     Second, to Group 2-A Certificates and
    and Class 1-A-PO Component to pay          Class 2-A-PO Component to pay
                Interest                               Interest
 --------------------------------------   -------------------------------------


 --------------------------------------   -------------------------------------
                Third, to                    Third, to Class 2-A-1 and Class
          Class 1-A-1, 1-A-2 and             2-A-PO Component to pay Principal
       Class 1-A-PO Component to pay
                Principal
 --------------------------------------   -------------------------------------


 --------------------------------------   -------------------------------------
  Fourth, to Class 1-A-PO Component to     Fourth, to Class 2-A-PO Component to
    pay any applicable Class 1-A-PO           pay any applicable Class 2-A-PO
      Component Deferred Amounts                Component Deferred Amounts
 --------------------------------------   -------------------------------------

                           ----------------------------


 ------------------------------------------------------------------------------
  Fifth, sequentially, to each class of Subordinate Certificates, subject to any payments to the Class A Certificates due to
  cross-collateralization, to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1, until each class balance is zero
 ------------------------------------------------------------------------------


 ------------------------------------------------------------------------------
         Sixth, to the residual certificate, any remaining amounts
 ------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                           4.231       4.234      4.228       4.218      4.205       4.168      4.118
  Average Life (Years)                     11.146       5.350      4.090       3.251      2.660       1.888      1.408
  Modified Duration                         7.912       4.321      3.436       2.812      2.351       1.721      1.309
  First Principal Payment Date             8/25/02     8/25/02    8/25/02     8/25/02    8/25/02     8/25/02    8/25/02
  Last Principal Payment Date              7/25/32     7/25/32    7/25/32     7/25/32    7/25/32     7/25/32    7/25/32
  Principal Payment Window (Months)          360         360        360         360        360         360        360


1-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                           4.390       4.409      4.389       4.351      4.296       4.138      3.922
  Average Life (Years)                     11.146       5.350      4.090       3.251      2.660       1.888      1.408
  Modified Duration                         7.711       4.248      3.392       2.786      2.337       1.719      1.312
  First Principal Payment Date             8/25/02     8/25/02    8/25/02     8/25/02    8/25/02     8/25/02    8/25/02
  Last Principal Payment Date              7/25/32     7/25/32    7/25/32     7/25/32    7/25/32     7/25/32    7/25/32
  Principal Payment Window (Months)          360         360        360         360        360         360        360


2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                           4.362       4.377      4.358       4.320      4.266       4.112      3.898
  Average Life (Years)                     11.788       5.593      4.253       3.364      2.740       1.932      1.432
  Modified Duration                         8.138       4.430      3.519       2.878      2.404       1.756      1.334
  First Principal Payment Date             8/25/02     8/25/02    8/25/02     8/25/02    8/25/02     8/25/02    8/25/02
  Last Principal Payment Date              7/25/32     7/25/32    7/25/32     7/25/32    7/25/32     7/25/32    7/25/32
  Principal Payment Window (Months)          360         360        360         360        360         360        360

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

                      Bond Summary to Rate Reset Date(1)(2)

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.262       4.241      4.229       4.215      4.199       4.162      4.114
  Average Life (Years)                     4.207       3.274      2.890       2.551      2.250       1.753      1.368
  Modified Duration                        3.743       2.943      2.612       2.318      2.057       1.620      1.278
  First Principal Payment Date            8/25/02     8/25/02    8/25/02     8/25/02    8/25/02     8/25/02    8/25/02
  Last Principal Payment Date             6/25/07     6/25/07    6/25/07     6/25/07    6/25/07     6/25/07    6/25/07
  Principal Payment Window (Months)          59         59          59         59          59         59          59


1-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.593       4.497      4.440       4.376      4.303       4.131      3.914
  Average Life (Years)                     4.207       3.274      2.890       2.551      2.250       1.753      1.368
  Modified Duration                        3.696       2.916      2.592       2.305      2.048       1.619      1.281
  First Principal Payment Date            8/25/02     8/25/02    8/25/02     8/25/02    8/25/02     8/25/02    8/25/02
  Last Principal Payment Date             6/25/07     6/25/07    6/25/07     6/25/07    6/25/07     6/25/07    6/25/07
  Principal Payment Window (Months)          59         59          59         59          59         59          59


2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.559       4.465      4.409       4.346      4.274       4.104      3.889
  Average Life (Years)                     4.274       3.328      2.938       2.593      2.287       1.780      1.386
  Modified Duration                        3.759       2.967      2.637       2.344      2.082       1.644      1.299
  First Principal Payment Date            8/25/02     8/25/02    8/25/02     8/25/02    8/25/02     8/25/02    8/25/02
  Last Principal Payment Date             5/25/07     5/25/07    5/25/07     5/25/07    5/25/07     5/25/07    5/25/07
  Principal Payment Window (Months)          58         58          58         58          58         58          58

     (1) Assumes any outstanding principal balance on the Group 1-A Certificates will be paid in full on the Distribution Date occurring in the month of June 2007.

     (2) Assumes any outstanding principal balance on the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2007.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                    Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                               Collateral Summary         Range (if applicable)
                                               ------------------         ---------------------
Total Outstanding Loan Balance                        $ 325,022,333

Total Number of Loans                                           634

Average Loan Principal Balance                        $     512,654      $ 305,000 to $1,000,000

WA Gross Coupon                                               6.077%             4.625% to 6.875%

WA FICO                                                         741                   612 to 819

WA Original Term (mos.)                                         358                   120 to 360

WA Remaining Term (mos.)                                        358                   120 to 360

WA OLTV                                                       67.47%             16.23% to 95.00%

WA Months to First Adjustment Date                               60                     55 to 60

WA Gross Margin                                               2.250%

WA Rate Ceiling                                              11.077%            9.625% to 11.875%

Geographic Concentration of Mortgaged              CA         78.41%
Properties (Top 5 States) based on
 the Aggregate                                     IL          2.79%
Stated Principal Balance                           FL          2.48%
                                                   CO          2.28%
                                                   GA          2.00%

--------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                  Mortgage Backed Securities

--------------------------------------------------------------------------------
                Collateral Summary of Group 1 Mortgage Loans

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


 Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

=========================================================================

                                          Aggregate            % of
                        Number Of      Stated Principal     Cutoff Date
                        Mortgage         Balance as of     Pool Principal
          Occupancy      Loans            Cutoff Date         Balance
-------------------------------------------------------------------------
=========================================================================
Primary                       593      $ 304,562,267.51        93.71%
Secondary                      33         17,396,921.13         5.35
Investor                        8          3,063,144.35         0.94
-------------------------------------------------------------------------
           Total:             634      $ 325,022,332.99       100.00%
=========================================================================

(1) Based solely on representations the mortgagor at the time of origination of the related Mortgage Loan.


             Property Types of the Group 1 Mortgage Loans

=========================================================================

                                          Aggregate            % of
                        Number Of      Stated Principal     Cutoff Date
                        Mortgage         Balance as of     Pool Principal
      Property Type      Loans            Cutoff Date         Balance
=========================================================================
Single Family                 427      $ 223,581,496.07        68.79%
PUD Detach                    133         68,212,379.37        20.99
Condominium                    56         25,527,719.91         7.85
PUD Attach                     12          4,719,498.00         1.45
2-Family                        3          1,465,000.00         0.45
3-Family                        2          1,129,439.64         0.35
Townhouse                       1            386,800.00         0.12
-------------------------------------------------------------------------
           Total:             634      $ 325,022,332.99       100.00%
=========================================================================


          Mortgage Loan Purpose of the Group 1 Mortgage Loans

=========================================================================

                                          Aggregate            % of
                        Number Of      Stated Principal     Cutoff Date
                        Mortgage         Balance as of     Pool Principal
      Purpose            Loans            Cutoff Date         Balance
=========================================================================
Refinance-Rate/Term           261      $ 147,457,224.64        45.37%
Purchase                      293        140,466,530.25        43.22
Refinance-Cashout              80         37,098,578.10        11.41
-------------------------------------------------------------------------
           Total:             634      $ 325,022,332.99       100.00%
=========================================================================



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                  Mortgage Backed Securities

Geographical Distribution of the Mortgage Properties of the Group 1 Mortgage Loans (1)

=========================================================================

                                          Aggregate            % of
                        Number Of      Stated Principal     Cutoff Date
                        Mortgage         Balance as of     Pool Principal
    Geographic Area      Loans            Cutoff Date         Balance
=========================================================================

California                    488      $ 254,837,531.44         78.41%
Illinois                       17          9,066,325.61          2.79
Florida                        18          8,048,341.34          2.48
Colorado                       14          7,401,372.16          2.28
Georgia                        13          6,488,155.69          2.00
Arizona                         9          4,346,000.00          1.34
South Carolina                  8          3,582,527.16          1.10
Maryland                        7          3,422,921.46          1.05
North Carolina                  7          3,252,581.51          1.00
District of Columbia            7          3,146,976.24          0.97
Virginia                        8          3,000,843.94          0.92
Washington                      7          2,635,330.71          0.81
Texas                           5          1,972,447.81          0.61
Massachusetts                   3          1,566,297.68          0.48
New York                        2          1,418,955.94          0.44
Minnesota                       3          1,386,305.85          0.43
New Jersey                      2          1,336,000.00          0.41
Connecticut                     2          1,100,417.62          0.34
Wyoming                         2          1,032,000.00          0.32
Hawaii                          2            968,000.00          0.30
Indiana                         1            928,000.00          0.29
Nevada                          2            895,700.00          0.28
New Mexico                      1            894,000.00          0.28
Kansas                          2            688,475.83          0.21
Missouri                        1            500,000.00          0.15
Tennessee                       1            400,000.00          0.12
Vermont                         1            359,600.00          0.11
Iowa                            1            347,225.00          0.11
-------------------------------------------------------------------------
Total:                        634      $ 325,022,332.99        100.00%
=========================================================================

(1) As of the Cut-Off Date, no more than approximately 2.08% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                  Mortgage Backed Securities

Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

==========================================================================

                                          Aggregate            % of
                        Number Of      Stated Principal     Cutoff Date
                        Mortgage         Balance as of     Pool Principal
    Geographic Area      Loans            Cutoff Date         Balance
==========================================================================

300,000.01 - 350,000.00        93      $  30,806,293.50              9.48%
350,000.01 - 400,000.00       122         46,048,409.92             14.17
400,000.01 - 450,000.00        76         32,335,998.21              9.95
450,000.01 - 500,000.00        84         40,272,362.63             12.39
500,000.01 - 550,000.00        56         29,478,754.33              9.07
550,000.01 - 600,000.00        57         33,095,403.89             10.18
600,000.01 - 650,000.00        38         23,866,252.82              7.34
650,000.01 - 700,000.00        19         12,930,375.40              3.98
700,000.01 - 750,000.00        32         23,448,431.84              7.21
750,000.01 - 800,000.00         8          6,276,426.24              1.93
800,000.01 - 850,000.00         7          5,881,300.00              1.81
850,000.01 - 900,000.00         7          6,265,184.94              1.93
900,000.01 - 950,000.00         6          5,610,258.70              1.73
950,000.01 - 1,000,000.00      29         28,706,880.57              8.83
--------------------------------------------------------------------------
           Total:             634      $ 325,022,332.99            100.00%
==========================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $512,654.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                    Number Of   Stated Principal    Cutoff Date
                                    Mortgage     Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)     Loans       Cutoff Date         Balance
--------------------------------------------------------------------------------
15.01 - 20.00                            5      $  3,799,000.00          1.17%
20.01 - 25.00                            8         4,830,904.73          1.49
25.01 - 30.00                            9         5,644,009.68          1.74
30.01 - 35.00                            6         3,566,497.07          1.10
35.01 - 40.00                           16        10,265,300.73          3.16
40.01 - 45.00                            8         5,703,332.00          1.75
45.01 - 50.00                           27        15,452,378.50          4.75
50.01 - 55.00                           30        16,536,672.00          5.09
55.01 - 60.00                           38        20,581,048.82          6.33
60.01 - 65.00                           48        24,221,413.69          7.45
65.01 - 70.00                           66        38,661,451.43         11.90
70.01 - 75.00                           52        29,230,164.69          8.99
75.01 - 80.00                          297       137,680,092.88         42.36
80.01 - 85.00                            2           739,322.31          0.23
85.01 - 90.00                           13         4,973,490.55          1.53
90.01 - 95.00                            9         3,137,253.91          0.97
-----------------------------------------------------------------------------
                Total:                 634      $325,022,332.99        100.00%
=============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 67.47%.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                  Number Of   Stated Principal    Cutoff Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)         Loans       Cutoff Date         Balance
------------------------------------------------------------------------------
less than 5.000                        5      $  2,603,175.66         0.80%
5.001 - 5.250                          5         2,721,199.73         0.84
5.251 - 5.500                         11         4,864,161.96         1.50
5.501 - 5.750                         48        25,272,485.32         7.78
5.751 - 6.000                        246       126,067,668.72        38.79
6.001 - 6.250                        203       105,032,984.56        32.32
6.251 - 6.500                         96        49,251,393.15        15.15
6.501 - 6.750                         16         7,315,799.69         2.25
6.751 - 7.000                          4         1,893,464.20         0.58
--------------------------------------------------------------------------
             Total:                  634      $325,022,332.99       100.00%
==========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 6.077%.


                   Gross Margins of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                  Number Of   Stated Principal    Cutoff Date
                                  Mortgage     Balance as of    Pool Principal
          Gross Margins             Loans       Cutoff Date         Balance
------------------------------------------------------------------------------
             2.250%                  634      $325,022,332.99       100.00%
--------------------------------------------------------------------------
             Total:                  634      $325,022,332.99       100.00%
==========================================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

                 Rate Ceilings of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                                Number Of    Stated Principal      Cutoff Date
       Maximum Lifetime          Mortgage      Balance as of      Pool Principal
  Mortgage Interest Rates (%)     Loans         Cutoff Date          Balance
--------------------------------------------------------------------------------
 9.501 - 9.750                       3       $  1,571,121.66           0.48%
 9.751 - 10.000                      2          1,032,054.00           0.32
10.001 - 10.250                      5          2,721,199.73           0.84
10.251 - 10.500                     11          4,864,161.96           1.50
10.501 - 10.750                     48         25,272,485.32           7.78
10.751 - 11.000                    246        126,067,668.72          38.79
11.001 - 11.250                    203        105,032,984.56          32.32
11.251 - 11.500                     96         49,251,393.15          15.15
11.501 - 11.750                     16          7,315,799.69           2.25
11.751 - 12.000                      4          1,893,464.20           0.58
---------------------------------------------------------------------------
              Total:               634       $325,022,332.99         100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.077%.

             First Adjustment Date of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                                Number Of    Stated Principal      Cutoff Date
                                 Mortgage      Balance as of      Pool Principal
  First Adjustment Date           Loans         Cutoff Date          Balance
--------------------------------------------------------------------------------
February 1, 2007                     1       $    360,136.44           0.11%
June 1, 2007                       145         72,781,485.84          22.39
July 1, 2007                       488        251,880,710.71          77.50
---------------------------------------------------------------------------
              Total:               634       $325,022,332.99         100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 60 months.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

                Remaining Terms of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                             Number Of    Stated Principal      Cutoff Date
                              Mortgage      Balance as of      Pool Principal
Remaining Term (Months)        Loans         Cutoff Date          Balance
-----------------------------------------------------------------------------
101 - 120                         1       $    640,000.00           0.20%
161 - 180                         4          2,225,057.24           0.68
281 - 300                         1            492,000.00           0.15
341 - 360                       628        321,665,275.75          98.97
------------------------------------------------------------------------
           Total:               634       $325,022,332.99         100.00%
========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------
                                              Aggregate            % of
                             Number Of    Stated Principal      Cutoff Date
                              Mortgage      Balance as of      Pool Principal
   Credit Scores               Loans         Cutoff Date          Balance
-----------------------------------------------------------------------------
801 - 850                        16       $  8,794,928.05           2.71%
751 - 800                       276        143,030,726.27          44.01
701 - 750                       230        117,141,645.84          36.04
651 - 700                        87         44,084,137.17          13.56
601 - 650                        22         10,804,442.60           3.32
Not Available                     3          1,166,453.06           0.36
------------------------------------------------------------------------
           Total:               634       $325,022,332.99         100.00%
========================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                   Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One Year LIBOR Hybrid ARM residential mortgage loans which are one-to-four family, residential first lien mortgage loans. The Mortgage Loans are 30-year adjustable rate mortgages with an initial fixed rate, interest-only payments for five years, followed by 25 years of fully amortizing adjustable payments, tied to the One Year LIBOR. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or
(ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

All of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the note date or the anniversary of the note date) during the first 36 months of the loan term.

Approximately 3.44% of the Group 2 Mortgage Loans, which are Convertible Mortgage Loans, had mortgage interest rates that may be converted to fixed interest rates at the option of the mortgagor on the first, second or third Adjustment Date. Upon the conversion to a fixed interest rate, the Depositor will be required by the Pooling Agreement to repurchase any such Convertible Mortgage Loans.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------
                                   Collateral Summary     Range (if applicable)
                                   ------------------     ---------------------

Total Outstanding Loan Balance       $53,935,363.32

Total Number of Loans                           103

Average Loan Principal Balance       $      523,644      $304,980 to $1,000,000

WA Gross Coupon                               6.329%            5.750% to 7.125%

WA FICO                                         729                  626 to 806

WA Original Term (mos.)                         360                  360 to 360

WA Remaining Term (mos.)                        359                  354 to 360

WA OLTV                                       65.71%            18.58% to 95.00%

WA Months to First Adjustment Date               59                    54 to 60

WA Gross Margin                               2.250%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                    Mortgage Backed Securities

------------------------------------------------------------------------------------------------------
                                                        Collateral Summary     Range (if applicable)
                                                        ------------------     ---------------------
WA Rate Ceiling                                                   11.329%        10.750% to 12.125%

Convertible Loans as a Percentage of the Total                      3.44%
Outstanding Loan Balance

Geographic Concentration of Mortgaged Properties (Top      CA      70.33%
5 States) based on the Aggregate Stated Principal          MN       5.85%
Balance                                                    TX       3.64%
                                                           FL       3.05%
                                                           WA       2.86%

------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


 Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------
                        Number         Aggregate           % of
                          Of       Stated Principal    Cutoff Date
                       Mortgage      Balance as of    Pool Principal
         Occupancy      Loans         Cutoff Date        Balance
--------------------------------------------------------------------
Primary                   97        $51,517,363.32        95.52%
Secondary                  6          2,418,000.00         4.48
---------------------------------------------------------------
           Total:        103        $53,935,363.32       100.00%
===============================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

            Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------
                                       Aggregate           % of
                       Number Of   Stated Principal    Cutoff Date
                       Mortgage      Balance as of    Pool Principal
      Property Type     Loans         Cutoff Date        Balance
--------------------------------------------------------------------
Single Family             70        $38,879,795.54        72.09%
PUD Detach                18          8,578,046.47        15.90
Condominium               12          5,216,721.31         9.67
PUD Attach                 3          1,260,800.00         2.34
---------------------------------------------------------------
           Total:        103        $53,935,363.32       100.00%
===============================================================

         Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------
                                       Aggregate           % of
                       Number Of   Stated Principal    Cutoff Date
                       Mortgage      Balance as of    Pool Principal
          Purpose       Loans         Cutoff Date        Balance
--------------------------------------------------------------------
Purchase                  59        $28,245,984.82        52.37%
Refinance-Rate/Term       34         20,443,390.50        37.90
Refinance-Cash-Out        10          5,245,988.00         9.73
---------------------------------------------------------------
           Total:        103        $53,935,363.32       100.00%
===============================================================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

  Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage
                                   Loans (1)

----------------------------------------------------------------------
                                         Aggregate           % of
                         Number Of   Stated Principal    Cutoff Date
                         Mortgage      Balance as of    Pool Principal
   Geographic Area        Loans         Cutoff Date        Balance
----------------------------------------------------------------------
California                  73        $37,934,724.35        70.33%
Minnesota                    5          3,153,000.00         5.85
Texas                        3          1,961,400.00         3.64
Florida                      4          1,645,616.01         3.05
Washington                   3          1,543,508.00         2.86
New Mexico                   2          1,250,000.00         2.32
Virginia                     2          1,191,920.00         2.21
Illinois                     2            941,000.00         1.74
Connecticut                  1            910,000.00         1.69
Georgia                      2            795,000.00         1.47
Nevada                       1            654,358.96         1.21
Maryland                     1            450,000.00         0.83
Pennsylvania                 1            439,736.00         0.82
Massachusetts                1            397,100.00         0.74
Kansas                       1            340,000.00         0.63
Arizona                      1            328,000.00         0.61
-----------------------------------------------------------------
             Total:        103        $53,935,363.32       100.00%
=================================================================

(1) As of the Cut-Off Date, no more than approximately 3.50% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

------------------------------------------------------------------------------------------------
                                                            Aggregate                % of
                                      Number Of         Stated Principal         Cutoff Date
Current Mortgage Loan                 Mortgage            Balance as of         Pool Principal
Principal Balances ($)                 Loans               Cutoff Date              Balance
------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                           18       $ 5,978,026.00                 11.08%
350,000.01 - 400,000.00                           20         7,452,120.01                 13.82
400,000.01 - 450,000.00                           10         4,312,687.49                  8.00
450,000.01 - 500,000.00                           14         6,712,371.31                 12.45
500,000.01 - 550,000.00                            3         1,585,000.00                  2.94
550,000.01 - 600,000.00                            9         5,264,160.01                  9.76
600,000.01 - 650,000.00                            7         4,410,608.01                  8.18
650,000.01 - 700,000.00                            3         2,040,358.96                  3.78
700,000.01 - 750,000.00                            3         2,229,250.00                  4.13
750,000.01 - 800,000.00                            4         3,177,367.10                  5.89
800,000.01 - 850,000.00                            4         3,308,750.00                  6.13
850,000.01 - 900,000.00                            2         1,780,164.43                  3.30
900,000.01 - 950,000.00                            3         2,757,500.00                  5.11
950,000.01 - 1,000,000.00                          3         2,927,000.00                  5.43
------------------------------------------------------------------------------------------------
           Total:                                103       $53,935,363.32                100.00%
================================================================================================

 (1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $523,644.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------------
                                                             Aggregate               % of
                                         Number Of         Stated Principal       Cutoff Date
                                         Mortgage            Balance as of       Pool Principal
 Original Loan-To-Value Ratios (%)        Loans               Cutoff Date           Balance
-------------------------------------------------------------------------------------------------
15.01 - 20.00                                         3          $ 1,453,000.00             2.69%
20.01 - 25.00                                         1              800,000.00             1.48
25.01 - 30.00                                         4            2,096,000.00             3.89
30.01 - 35.00                                         2            1,340,000.00             2.48
35.01 - 40.00                                         3            1,825,000.00             3.38
40.01 - 45.00                                         1              910,000.00             1.69
45.01 - 50.00                                         5            3,524,358.96             6.53
50.01 - 55.00                                         1              400,000.00             0.74
55.01 - 60.00                                         4            2,468,500.00             4.58
60.01 - 65.00                                         8            3,761,000.01             6.97
65.01 - 70.00                                         7            4,314,008.00             8.00
70.01 - 75.00                                        14            8,904,511.53            16.51
75.01 - 80.00                                        47           21,005,683.33            38.95
85.01 - 90.00                                         1              417,951.49             0.77
90.01 - 95.00                                         2              715,350.00             1.33
-------------------------------------------------------------------------------------------------
              Total:                                103          $53,935,363.32           100.00%
=================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 65.71%.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

------------------------------------------------------------------------------------------
                                                     Aggregate               % of
                                   Number Of      Stated Principal        Cutoff Date
                                   Mortgage         Balance as of        Pool Principal
Mortgage Interest Rates (%)         Loans           Cutoff Date             Balance
------------------------------------------------------------------------------------------
5.501 - 5.750                                 3        $ 2,128,920.00                3.95%
5.751 - 6.000                                19          9,621,483.31               17.84
6.001 - 6.250                                33         16,178,718.03               30.00
6.251 - 6.500                                26         14,047,618.59               26.05
6.501 - 6.750                                13          7,388,338.96               13.70
6.751 - 7.000                                 7          3,612,084.43                6.70
7.001 - 7.250                                 2            958,200.00                1.78
------------------------------------------------------------------------------------------
            Total:                          103        $53,935,363.32              100.00%
==========================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 6.329%.



                  Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate             % of
                          Number Of       Stated Principal        Cutoff Date
                          Mortgage         Balance as of        Pool Principal
      Gross Margins         Loans           Cutoff Date            Balance
--------------------------------------------------------------------------------
            2.250%               103        $53,935,363.32             100.00%
--------------------------------------------------------------------------------
            Total:               103        $53,935,363.32             100.00%
================================================================================




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

                        Rate Ceilings of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                          Aggregate               % of
                                        Number Of     Stated Principal        Cutoff Date
    Maximum Lifetime                    Mortgage        Balance as of        Pool Principal
    Mortgage Interest Rates (%)          Loans           Cutoff Date             Balance
----------------------------------------------------------------------------------------------
10.501 - 10.750                                   3        $ 2,128,920.00                3.95%
10.751 - 11.000                                  19          9,621,483.31               17.84
11.001 - 11.250                                  33         16,178,718.03               30.00
11.251 - 11.500                                  26         14,047,618.59               26.05
11.501 - 11.750                                  13          7,388,338.96               13.70
11.751 - 12.000                                   7          3,612,084.43                6.70
12.001 - 12.250                                   2            958,200.00                1.78
----------------------------------------------------------------------------------------------
              Total:                            103        $53,935,363.32              100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 11.329%.

             First Adjustment Date of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                              Aggregate            % of
                            Number Of       Stated Principal     Cutoff Date
                            Mortgage         Balance as of       Pool Principal
 First Adjustment Date       Loans           Cutoff Date           Balance
--------------------------------------------------------------------------------
January 1, 2007                     1       $   790,000.00                 1.46%
April 1, 2007                      10         4,970,372.81                 9.22
May 1, 2007                        37        19,830,608.51                36.77
June 1, 2007                       36        19,642,986.00                36.42
July 1, 2007                       19         8,701,396.00                16.13
--------------------------------------------------------------------------------
              Total:              103       $53,935,363.32               100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

                Remaining Terms of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                               Aggregate                      % of
                            Number Of       Stated Principal              Cutoff Date
                            Mortgage          Balance as of             Pool Principal
Remaining Term (Months)      Loans             Cutoff Date                   Balance
----------------------------------------------------------------------------------------------
354 - 360                         103                $53,935,363.32                 100.00%
----------------------------------------------------------------------------------------------
          Total:                  103                $53,935,363.32                 100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.


         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                    Aggregate                 % of
                     Number Of  Stated Principal           Cutoff Date
                     Mortgage     Balance as of           Pool Principal
  Credit Scores       Loans       Cutoff Date                 Balance
--------------------------------------------------------------------------------
801 - 850                   1            $   600,000.00                 1.11%
751 - 800                  46             23,244,950.85                43.10
701 - 750                  33             18,269,797.51                33.87
651 - 700                  12              5,596,356.00                10.38
601 - 650                  11              6,224,258.96                11.54
--------------------------------------------------------------------------------
          Total:          103            $53,935,363.32               100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


         Convertible Mortgage Loans for the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                        Aggregate                  % of
                       Number Of     Stated Principal            Cutoff Date
                       Mortgage       Balance as of           Pool Principal
  Convertible          Loans           Cutoff Date                Balance
--------------------------------------------------------------------------------
Non-convertible              99              $52,080,423.31               96.56%
Convertible                   4                1,854,940.01                3.44
--------------------------------------------------------------------------------
          Total:            103              $53,935,363.32              100.00%
================================================================================




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

             Prepayment Penalties on the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                 Aggregate                   % of
                              Number Of       Stated Principal            Cutoff Date
                              Mortgage          Balance as of             Pool Principal
 Prepayment Penalties          Loans            Cutoff Date                  Balance
----------------------------------------------------------------------------------------------
Prepayment Penalties                 103              $53,935,363.32                   100.00%
----------------------------------------------------------------------------------------------
          Total:                     103              $53,935,363.32                   100.00%
==============================================================================================




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).